UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement           |_|  Confidential, For Use of the
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                                                Rule 14a-6(e)(2))
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule-14a-11(c)-or Rule-14a-12

                         California Water Service Group
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
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          SEC 1913 (03-04)
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          in this form are not required  to respond  unless the form  displays a currently valid OMB control number.


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

California Water Service Group
Notice of 2006 Annual Meeting and Proxy Statement

                                                           Life's Key Ingredient

                                [GRAPHIC OMITTED]

[LOGO]  California Water Service Group
        California Water Service Company, Hawaii Water Service Company,
        New Mexico Water Service Company, Washington Water Service Company and CWS Utility Services
        1720 North First Street * San Jose, CA 95112-4598 * (408) 367-8200

March 27, 2006

Dear Fellow Stockholder:

     You are cordially invited to attend our Annual Meeting of Stockholders at 9:30 a.m. on Wednesday, April 26, 2006, at the executive offices of California Water Service Group, located at 1720 North First Street in San Jose, California.

     Enclosed are a notice of matters to be voted on at the meeting, our proxy statement, a proxy card and our 2005 Annual Report.

     Whether or not you plan to attend, your vote is important. Please vote your shares, as soon as possible, in one of three ways: via Internet, telephone or mail. Instructions regarding Internet and telephone voting are included in the proxy card. If you choose to vote by mail, please mark, sign and date the proxy card and return it in the enclosed postage-paid envelope.

     Thank you for your investment in the California Water Service Group.

Sincerely,

/s/ Robert W. Foy
-----------------
ROBERT W. FOY
CHAIRMAN OF THE BOARD


                                                California Water Service Group 1

2006 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING..........................4
  What am I voting on?..........................................................................5
  Who may attend the Annual Meeting?............................................................5
  Who is entitled to vote?......................................................................5
  How many votes do I get?......................................................................5
  What is "cumulative voting" and how does it work?.............................................5
  How are the directors elected?................................................................5
  Who are the Board's nominees?.................................................................5
  What is the required vote for the second proposal to pass?....................................5
  How do I vote?................................................................................5
  What if I change my mind after I return my proxy?.............................................6
  Will my shares be voted if I do not return my proxy?..........................................6
  What happens if my shares are held by my stockbroker?.........................................6
  What happens if I abstain from voting on a proposal?..........................................6
  Who will count the vote?......................................................................6
  What does it mean if I get more than one proxy card?..........................................7
  What constitutes a quorum?....................................................................7
  What percentage of stock do the directors and executive officers own?.........................7
  Who are the largest common stockholders?......................................................7
  What is the deadline for submitting stockholder proposals for the Group's proxy materials for next year's Annual Meeting?.............................................................7
  How can a stockholder propose a nominee for the Board?........................................7
  How can a stockholder propose business at a stockholders' meeting?............................8
  How can a stockholder or other interested party contact the independent directors, the director who chairs the Board's executive  sessions or the full Board?......................8
  Can I make comments and/or ask questions during the Annual Meeting?...........................8
BOARD STRUCTURE.................................................................................9
Committees......................................................................................9
  Audit ........................................................................................9
  Compensation .................................................................................9
  Finance ......................................................................................9
  Nominating/Corporate Governance ..............................................................9
  Executive ....................................................................................9
Independence of Directors......................................................................10
Director Qualifications........................................................................11
Identification of Director Nominees............................................................11
Executive Sessions of the Board................................................................11
Corporate Governance Guidelines................................................................11
Director Compensation Arrangements.............................................................12
Retirement Age of Directors....................................................................12
Director Retirement Plan.......................................................................12
Annual Meeting Attendance......................................................................12
PROPOSAL NO. 1--ELECTION OF DIRECTORS..........................................................13
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS....................................16
  Ownership of Directors and Executive Officers................................................16
  Ownership of Largest Principal Stockholders..................................................17
  Section 16(a) Beneficial Ownership Reporting Compliance......................................17

2 California Water Service Group

2006 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS

EXECUTIVE COMPENSATION.........................................................................18
  Summary Compensation Table...................................................................18
  Severance Agreements.........................................................................18
  Separation Agreement.........................................................................19
  Options/SAR Grants in 2005...................................................................19
  Aggregated Option/SAR Exercises in 2005 and 2005 Fiscal Year-End Option/SAR Values...........19
  Equity Compensation Plan Information.........................................................20
  Pension Plans................................................................................20
  Report of the Compensation Committee of the Board of Directors on Executive Compensation.....21
  Compensation Committee Interlocks and Insider Participation..................................23
AUDIT COMMITTEE................................................................................24
  Report of the Audit Committee................................................................24
  Relationship with Independent Registered Public Accounting Firm..............................25
PERFORMANCE GRAPH..............................................................................26
PROPOSAL NO. 2--RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR 2006 ......................................................................27
CERTAIN TRANSACTIONS ..........................................................................28
OTHER MATTERS..................................................................................28
APPENDIX A ....................................................................................29
  Audit Committee Charter......................................................................29

For directions to the Annual Meeting, please refer to the map on the inside back cover.

                                                California Water Service Group 3

                         CALIFORNIA WATER SERVICE GROUP
                             1720 North First Street
                             San Jose, CA 95112-4598
                                 (408) 367-8200

                           Notice of Annual Meeting of Stockholders

TIME                       9:30 a.m. on Wednesday, April 26, 2006

PLACE Executive Offices of California Water Service Group, 1720 North First Street, San Jose, California

ITEMS OF BUSINESS          (1)   To elect directors

                           (2)   To  ratify  the  appointment   of   independent
                                 registered public accounting firm

                           (3) To consider such other business as may properly come before the meeting

RECORD DATE                You are entitled to vote if you were a stockholder at
                           the close of business on Monday, February 27, 2006.

VOTING BY PROXY            Please  submit  a proxy as soon as  possible  so that
                           your shares can be voted at the meeting in accordance
                           with your instructions. You may submit your proxy (1)
                           over the Internet, (2) by telephone,  or (3) by mail.
                           For  specific  instructions,   please  refer  to  the
                           Questions and Answers beginning on page 5 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors


DAN L. STOCKTON
Corporate Secretary

This notice of meeting and proxy statement and accompanying proxy card are being distributed beginning on or about March 27, 2006.

4 California Water Service Group

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What am I voting on?

o        Election of nine directors to serve until the 2007 Annual Meeting.

o Ratification of the Audit Committee's selection of KPMG LLP as the Group's independent registered public accounting firm for 2006.

     Those elected to serve as the Group's directors also will serve as the directors of California Water Service Company and CWS Utility Services, two of the Group's operating subsidiaries.

Who may attend the Annual Meeting?

All Group stockholders may attend.

Who is entitled to vote?

Stockholders of record at the close of business on February 27, 2006 (the "Record Date"), or those with a valid proxy from a brokerage firm or another similar organization which held shares on the Record Date.

How many votes do I get?

Each share of common stock is entitled to one vote. Each share of preferred stock is entitled to 16 votes. You may also use "cumulative voting" in the election of directors.

What is "cumulative voting" and how does it work?

Stockholders or persons holding a valid proxy may "cumulate" their votes for the election of directors. That is, they may give one candidate nine votes for each common share owned. Instead of casting one vote for each of the nine candidates they may cast all nine votes for a single candidate or, they may distribute their votes on the same principle among as many candidates as they desire. Because each preferred share is entitled to 16 votes, preferred stockholders may cumulate 144 votes (16 x 9) for each share owned. If you do not indicate otherwise, the proxies may use their discretion to cumulate votes.

How are the directors elected?

The nine nominees receiving the highest number of votes are elected to the Board. Common and preferred shares vote together on directors.

Who are the Board's nominees?

The nominees are Douglas M. Brown, Robert W. Foy, Edward D. Harris, Jr., M.D., Bonnie G. Hill, David N. Kennedy, Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, and George A. Vera. All the nominees are current Board members. See pages 13-15 for biographical information, including the nominees' current directorships in other publicly held companies.

What is the required vote for the second proposal to pass?

In order for the Audit Committee's selection of KPMG LLP as independent registered public accounting firm to be ratified, the proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

How do I vote?

You may vote by mail.

     You do this by signing the proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote by telephone.

     You do this by following the "Vote by Telephone" instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. You must have a touch-tone phone to vote by telephone.

                                                California Water Service Group 5

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

You may vote on the Internet.

     You do this by following the "Vote by Internet" instructions on the proxy card. If you vote on the Internet, you do not have to mail in your proxy card.

You may vote in person at the meeting.

     We will hand out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

     If you return a signed card but do not provide voting instructions, your shares will be voted:

o        for the nine named director nominees
o for the ratification of the selection of independent registered public accounting firm

     We have been advised by counsel that these telephone and Internet voting procedures comply with Delaware law.

What if I change my mind after I return my proxy?

You may revoke your proxy any time before the polls close at the meeting. You may do this by:

o        signing another proxy with a later date,
o voting by telephone or on the Internet (your latest telephone or Internet proxy is counted),
o        voting again at the meeting, or
o notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?

If you are a stockholder of record (that is, you hold your shares in your own name), your shares will not be voted unless you attend the meeting and vote in person. Different rules apply if your stockbroker holds your shares for you.

What happens if my shares are held by my stockbroker?

Your stockbroker, under certain circumstances, may vote your shares.

     Stockbrokers must write to you asking how you want your shares voted. However, if you do not respond, stockbrokers have authority under exchange regulations to vote your unvoted shares on certain "routine" matters, including election of directors and ratification of the selection of the independent registered public accounting firm. If you wish to change voting instructions you give to your stockbroker, you must ask your stockbroker how to do so.

     If you do not give your stockbroker voting instructions, the stockbroker may either:

o proceed to vote your shares on routine matters and refrain from voting on nonroutine matters, or
o        leave your shares entirely unvoted.

     Shares that your stockbroker does not vote ("stockbroker non-votes") will count towards the quorum only. We encourage you to provide your voting instructions to your stockbroker. This ensures that your shares will be voted at the meeting.

     You may have granted to your stockbroker discretionary voting authority over your account. If so, your stockbroker may be able to vote your shares even on nonroutine matters, depending on the terms of the agreement you have with your stockbroker.

What happens if I abstain from voting on a proposal?

If you abstain from voting on a proposal (either by proxy or in person at the Annual Meeting), your shares will be counted in determining whether we have a quorum, but the abstention will have the same effect as a vote against a proposal.

Who will count the vote?

Representatives of American Stock Transfer and Trust Co., our transfer agent, will serve as the inspector of elections and count the votes.

6 California Water Service Group

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What does it mean if I get more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What constitutes a quorum?

A majority of the outstanding shares--present at the Annual Meeting or represented by persons holding valid proxies--constitutes a quorum. If you submit a valid proxy card, your shares will be part of the quorum.

     Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time and place.

     At the Record Date, there were 3,024 stockholders of record. There were 18,405,138 shares of our common stock outstanding and entitled to vote at the Annual Meeting and 139,000 shares of our preferred stock outstanding and entitled to vote at the Annual Meeting.

What percentage of stock do the directors and executive officers own?

Together, they own less than one percent of our common and preferred stock. See page 16 for more details.

Who are the largest common stockholders?

As of January 1, 2006, the largest principal stockholder was SJW Corp., which held 1,099,952 shares of common stock, representing 6%. To the best of our knowledge, no other stockholders held over 5% of our common shares. See page 17 for more details.

What is the deadline for submitting stockholder proposals for the Group's proxy materials for next year's Annual Meeting?

Any proposals which stockholders intend to present at the 2007 Annual Meeting of stockholders must be received by the Corporate Secretary of the Group by November 27, 2006 in order to be considered for inclusion in the Group's 2007 proxy materials. A proposal and any supporting statement together may not exceed 500 words. Please submit the proposal to Dan L. Stockton, Corporate Secretary,
California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

How can a stockholder propose a nominee for the Board?

Any stockholder of record who is entitled to vote at a stockholders' meeting may propose a nominee for the Board. The bylaws contain the requirements for doing so. Contact the Corporate Secretary to request a copy of the full bylaw requirements. Briefly, a stockholder must give timely prior notice to the Group. The notice must be received by the Corporate Secretary at the Group's principal place of business by the 150th day before the first anniversary of the prior year's Annual Meeting. If we move the date of the meeting by more than thirty days before or more than sixty days after the date of the previous meeting, notice is due by the 150th day before the Annual Meeting or the 10th day after we publicly announce the holding of the meeting.

     If the Board calls a special meeting to elect directors, stockholder notice is due by the 150th day prior to that meeting or the 10th day after we publicly announce the holding of the special meeting and identify the Board's director nominees. The bylaws do not affect the rights of preferred holders to nominate directors where they are otherwise entitled to do so.

     The bylaws specify what the notice must contain. The notice deadline for the 2007 Annual Meeting is November 27, 2006.

                                                California Water Service Group 7

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

How can a stockholder propose business at a stockholders' meeting?

Any stockholder of record who is entitled to vote at a stockholders' meeting may propose business for the meeting. Just as with nominations, the bylaws contain the requirements. Contact the Corporate Secretary and request a copy of the full bylaw requirements. The stockholder must give timely prior notice to the Group. The deadlines are the same as for stockholder nominations discussed above. If the Group's Secretary receives a proposal after that deadline it will be considered untimely, and the persons named in the proxy for the 2007 meeting may exercise their discretion in voting with respect to the proposal.

     The bylaws specify what the notice must contain. Stockholders must comply with all requirements of the securities laws regarding proposals. The bylaws do not affect any stockholder right to request inclusion of proposals in the Group's proxy statement under the rules of the Securities and Exchange Commission.

     Because of the 150-day notice requirement discussed above, stockholders who have not given prior notice may not raise a proposal (or a nomination) at this year's meeting.

How can a stockholder or other interested party contact the independent directors, the director who chairs the Board's executive sessions or the full Board?

Stockholders or other interested parties may address inquiries to any of the Group's directors, to the director who chairs of the Board's executive sessions, or to the full Board, by writing to Dan L. Stockton, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598. All such communications are sent directly to the intended recipient.

Can I make comments and/or ask questions during the Annual Meeting?

Yes, most certainly. Stockholders wishing to address the meeting are welcome to do so by adhering to the following guidelines:

1. Stockholders may address the meeting when recognized by the Chairman or President and Chief Executive Officer.

2. Each stockholder, when recognized, should stand and identify himself or herself.

3. Stockholder remarks must be limited to matters before the meeting and may not exceed 2 minutes in duration per speaker. No cameras, video or recording equipment will be permitted at the meeting.

8 California Water Service Group

BOARD STRUCTURE

This section briefly describes the structure of the board and the functions of the principal committees of the Board. The charters for the Audit, Compensation, Finance and Nominating/Corporate Governance committees are posted on the Group's website at http://www.calwatergroup.com. The Audit Committee charter is also attached as Appendix A to this proxy statement. The charters are also available in written form upon request to Dan L. Stockton, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

The Group's policy is that all directors must be able to devote the required time to carry out director responsibilities and should attend all meetings of the Board and of Committees on which they sit.

Committees:

AUDIT: Reviews the Group's auditing, accounting, financial reporting and internal audit functions. Also, the Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm, although stockholders are asked to ratify the Committee's selection. All members are nonemployee directors, are independent as defined in the listing standards of the New York Stock Exchange and meet the additional independence requirements for audit committee members imposed by the Sarbanes-Oxley Act and the rules of the SEC thereunder. The Group has not relied on any exemptions in the SEC's rules from the audit committee independence requirements.

The Board has determined that George A. Vera, chair of the Audit Committee, is a financial expert and is independent as defined in the rules of the SEC and in the listing standards of the New York Stock Exchange. This means that the Board believes Mr. Vera has:

         (i) an understanding of generally accepted accounting principles and financial statements;

         (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

         (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Group's financial statements, or experience actively supervising one or more persons engaged in such activities;

         (iv)  an understanding  of internal  control over financial  reporting;
               and

         (v)   an understanding of Audit Committee functions.

Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

COMPENSATION: Reviews the Group's executive and Director compensation, employee benefit plans and programs, including their establishment, modification and administration. All members are nonemployee directors and independent as defined in the listing standards of the New York Stock Exchange.

FINANCE: Assists the Board in reviewing the Group's financial policies, strategies and capital structure, and makes reports and recommendations to the Board as the Committee deems advisable. All members are nonemployee directors and independent as defined in the listing standards of the New York Stock Exchange.

NOMINATING/CORPORATE GOVERNANCE: Assists the Board by (i) identifying candidates and nominating individuals qualified to become Board members and (ii) developing and recommending a set of corporate governance principles applicable to the Group. All members are nonemployee directors and are independent as defined in the listing standards of the New York Stock Exchange.

EXECUTIVE: Has limited powers to act on behalf of the Board whenever it is not in session. This Committee meets only as needed. The Committee consists of two nonemployee directors and two employee directors.

     During 2005, there were 11 regular meetings of the Board, six meetings of the Audit Committee, two meetings of the Compensation Committee, two meetings of the Finance Committee, one meeting of the Nominating/Corporate Governance Committee and no meeting of the Executive Committee. Each of the

                                                California Water Service Group 9
director-nominees who served on the Board of California Water Service Group in 2005 attended at least 93% of all Board and applicable committee meetings. Collectively, they attended an average of 99% of all of the Board and applicable committee meetings.

Independence of Directors

The Board has adopted a standard of director independence. The standard determines that a director is independent if he or she has no material relationship, whether commercial, industrial, banking, consulting, accounting, legal, charitable or familial, with the Group, either directly or indirectly as a partner, stockholder or officer of an entity that has a material relationship with the Group.

A director is not independent if he or she fails the standard for independence in Section 303A of the New York Stock Exchange Listed Company Manual or the Group's independence standards. The following relationships or transactions disqualify a person from being considered independent under the Exchange's standards

o receipt during any twelve-month period within the past three years by the person, or by an immediate family member of the person, of more than $100,000 in direct compensation from the Group, other than director or committee fees and pension or other forms of deferred compensation for prior service;

o the director or an immediate family member is a current partner of the Group's internal or external auditor; the director is a current employee of such a firm; the director's immediate family member is a current employee of such a firm who participates in the firm's audit, assurance or tax compliance practice or the director or an immediate family member was in the last three years a partner or employee of such a firm and personally worked on the Group's audit;

o        employment of the director or of an immediate  family member within the
         last  three  years  as  an  executive   officer  of  a  company   whose
         compensation committee includes an executive officer of the Group;

o being an employee or having an immediate family member who is an executive officer of a customer or vendor or other party which has made payments to or received payments from the Group of at least 2% or $1 million, whichever is greater, of the party's consolidated gross revenues, in any of the past three years.

The Board has determined that none of the following relationships, in itself, is material for purposes of these standards:

o        being a residential customer of the Group;

o being an executive officer or employee, or being otherwise affiliated with, a commercial customer from which Cal Water's consolidated gross revenues in any of the last three years are or were not more than the greater of (i) 1% of Cal Water's consolidated gross revenues for the year or (ii) $500,000;

o being an executive officer or employee of a supplier or vendor that has or had consolidated gross revenues from the Group in any of the last three years of not more than the lesser of (i) 1% of Cal Water's consolidated gross revenues for the year or (ii) $500,000;

o having a 5% or greater ownership interest or similar financial interest in a supplier or vendor that has or had consolidated gross revenues from the Group in any of the last three years of not more than the lesser of (i) 1% of Cal Water's consolidated gross revenues for such year or (ii) $500,000;

o        being a director of any of the Group's subsidiaries.

If a director is eligible for treatment as an independent director under Section 303A but has a relationship with the Group other than one of the five relationships described above, the Board of Directors or the Nominating/Corporate Governance Committee will review the facts and circumstances of the relationship and make a good faith determination whether it considers the director independent in light of the purposes of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange Listing standards and, if it determines that the director is independent, will disclose the basis for its determination in the Group's proxy statement for its next Annual Meeting of stockholders as required by applicable laws and regulation.

In making a determination regarding independence of a director, the Board of Directors will consider, among other things, the materiality of the relationship to the Group, to the director, and, if applicable, to the organization with which the director is affiliated.

The Board has determined that a majority of the members of the Board meet the standard and also are "independent," as defined in the listing standards of the New York Stock Exchange.

10 California Water Service Group

Director Qualifications

The Group seeks directors with the following specific qualifications:

o        shows evidence of leadership in his/her particular field;

o        has broad experience and exercises sound business judgment;

o        has expertise in an area of importance to Group and its subsidiaries;

o        is able to work in a collegial Board environment;

o        has the highest personal and professional ethics and integrity;

o        is  able  to  devote   the   required   time  to  carry  out   director
         responsibilities;

o has the ability and willingness to contribute special competencies to Board activities, to include appointment to Board committees;

o is free from conflicts of interest which would interfere with serving and acting in the best interests of the Group and its stockholders;

o is the highest caliber individual who has achieved a level of prominence in his or her career; for example, a CEO or highest level financial officer of a sizeable corporation, a director of a major corporation, a prominent civic or academic leader, etc.

In addition, Section 2.8 of the Group's bylaws contains requirements which a person must meet to avoid conflicts of interest which would disqualify that person from serving as a director.

Identification of Director Nominees

The Group identifies new director candidates by director recommendations and by the use of search firms selected by the Nominating/Corporate Governance Committee.

The Group considers nominees of stockholders in the same manner as all other nominees. The Group will consider director nominees recommended by stockholders who adhere to the procedure described under "Questions and Answers About the Proxy Materials and the Annual Meeting--How can a stockholder propose a nominee for the Board?" on page 7.

Executive Sessions of the Board

As required by the listing standards of the New York Stock Exchange, the Group schedules regular executive sessions of directors in which directors meet without management participation. Mr. Douglas M. Brown has been appointed to chair these sessions.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines as defined by the listing standards of the New York Stock Exchange. The guidelines are posted on the Group's website at http://www.calwatergroup.com. The guidelines are also available in written form upon request to Dan L. Stockton, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

                                               California Water Service Group 11

Director Compensation Arrangements

The following table provides information on the Group's compensation and reimbursement practices during fiscal year 2005 for nonemployee directors, as well as the range of compensation paid to nonemployee directors who served during the 2005 fiscal year. Directors who are employed by the Group receive no compensation for their Board activities except a fee for attending each Board meeting. Directors receive no additional compensation for serving on the Boards of the Group's subsidiaries.

Director Compensation Table For Fiscal Year 2005

Annual Director Retainer                                                 $22,000
Board and Committee Meeting Attendance Fee                                $1,400
Committee Meeting Attendance Fee for Committee Chairs                     $2,800
Range of Committee Meeting Attendance Fees Paid to Directors    $4,200 - $18,200

Compensation. In 2005, each director received an annual retainer of $22,000. Effective January 1, 2006, nonemployee directors are paid an annual retainer of $23,500 and a meeting attendance fee of $1,500, and nonemployee committee chairs are paid a meeting attendance fee of $3,000. The Audit Committee Chair is paid an annual retainer of $8,500.

Deferred Compensation Plan. The Group has established the California Water Service Group Deferred Compensation Plan, an unfunded deferred compensation program for nonemployee directors, executive officers and managers. Under the plan, nonemployee directors may defer up to 100% of their annual retainer with a minimum annual deferral of $5,000. The plan also allows nonemployee directors to defer 100% of their meeting and committee meeting fees. Directors who are also executive officers may defer 100% of their meeting fees and up to 50% of their annual salary with a minimum annual deferral of $5,000. Other executive officers and managers who elect to participate in the plan may defer up to 50% of their annual salary, with a minimum deferral of $5,000. Amounts deferred are fully vested and recorded by the Group as general liabilities and the value of deferrals fluctuate according to one of several investment indices selected by the participant. Funds are distributed from this plan when the participant ceases to be a director (unless the participant is an employee, in which case distribution occurs when employment terminates). Distributions also are available upon a showing of hardship. Amounts remaining undistributed at death are distributed to the participant's designated beneficiary or beneficiaries. The Group is under no obligation to make any investment or otherwise fund the plan. Participants are general, unsecured creditors of the Group.

Retirement Age of Directors.

The Group has established a mandatory retirement age for directors. A director must retire no later than the Annual Meeting that follows the date of the director's 75th birthday. An employee director must retire as an employee or a director no later than the Annual Meeting that follows the date of the director's 70th birthday.

Director Retirement Plan.

Any current nonemployee director who retires subsequent to February 22, 2006, after serving on the Board for a total of five or more years will receive a retirement benefit equivalent to $22,000 per year. This benefit will be paid for the number of years the director served on the Board, up to 10 years. Retirement benefit payments will be made monthly at the same time as retainer payments are made to active directors. In December 2005, the Director Retirement Plan was cancelled for future directors.

Annual Meeting Attendance.

All directors are expected to attend each Annual Meeting of the Group's stockholders, unless attendance is prevented by an emergency. Except for Linda
R. Meier, all of the Group's directors who were in office at that time attended the Group's 2005 Annual Meeting of stockholders.

12 California Water Service Group

PROPOSAL NO. 1--ELECTION OF DIRECTORS

There are nine nominees for election to our Board this year. All of the nominees have served as directors since the last Annual Meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next Annual Meeting and until their respective successors are elected.(1)

Vote Required

The nine persons receiving the highest number of votes represented by outstanding shares present or represented by proxy and entitled to vote will be elected. Except as otherwise indicated, each director has served for at least five years in the positions stated below.

The Board of Directors recommends a vote FOR the election of each of the following nominees:

Douglas M. Brown (3,5,6,9,12,13)
Director since 2001
Age 68

     Mr. Brown, a resident of the state of New Mexico, is Treasurer for the state of New Mexico. From 1999 to 2005, he was president and chief executive officer of Tuition Plan Consortium and from 1990 to 1999, he was president and chief executive officer of Talbot Financial Services. He is also a former trustee of Stanford University and former regent of the University of New Mexico.

Robert W. Foy (2,11)
Director since 1977
Age 69

     Mr. Foy is Chairman of the Board of California Water Service Group and its subsidiaries. He was formerly president and chief executive officer of Pacific Storage Company, a diversified transportation and warehousing company serving Stockton, Modesto, Sacramento, San Jose, Vallejo, Auburn and Merced, California. He has served as Chairman of California Water Service Group since January 1, 1996. He serves as a member of the San Jose State University College of Business Advisory Board.

Edward D. Harris, Jr., M.D. (2,4,6, 8, 13)
Director since 1993
Age 68

     Dr. Harris is the George DeForest Barnett professor of medicine, emeritus, at Stanford University Medical Center. He is the Academic Secretary to Stanford University. He is a director of the Genentech Research and Educational
Foundation. He is also the executive secretary of Alpha Omega Alpha, the National Medical Honor Society, and editor of "The Pharos." He is a Master of the American College of Rheumatology, and a Fellow of both the American College of Physicians and the Royal College of Physicians (London).

         [PHOTO]                [PHOTO]                   [PHOTO]
      Douglas M. Brown        Robert W. Foy       Edward D. Harris, Jr., M.D.

                                               California Water Service Group 13

PROPOSAL NO. 1--ELECTION OF DIRECTORS

Bonnie G. Hill  (4,6,13)
Director since 2003
Age 64

     Ms. Hill is the president of B. Hill Enterprises, LLC, a consulting firm specializing in corporate governance and board organization and public policy issues. She is also co-founder of Icon Blue, a brand marketing company. From 1997 to 2001, she was president and chief executive officer of Times Mirror Foundation and senior vice president, communications and public affairs, of The Los Angeles Times. She is a director of AK Steel Holdings Corp., Albertson's, Inc., Hershey Foods Corp., Home Depot, Inc. and Yum Brands, Inc. She is also a director of the Los Angeles Urban League, Goodwill Industries of Greater Los Angeles and the NASD Investor Education Foundation.


David N. Kennedy (4,5,13)
Director since 2003
Age 69

     Mr. Kennedy is retired from the State of California. From 1983 to 1998, he was director of the California Department of Water Resources. He is a life member of the American Society of Civil Engineers. In 1998, he was elected to the National Academy of Engineering.

Richard P. Magnuson (2,3,4,5,6,10,13)
Director since 1996
Age 50

     Mr. Magnuson is a private venture capitalist. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. He also is a director of one privately held company.

Linda R. Meier (3,4,6,13)
Director since 1994
Age 65

     Ms. Meier is a director of Greater Bay Bancorp, the Peninsula Community Foundation and a former board member of the National Advisory Board of the Haas Public Service Center. She is also a former member of the Board of Trustees of the California Academy of Sciences, the former chair of the Stanford University Hospital Board of Directors (1992-1997) and a former trustee of Stanford University (1984-1994). She is the former chair of the Stanford Athletic Board, current chair of the Western Regional Advisory Board of the Institute of International Education, member of the National Board of the Institute of International Education and a board member of the Stanford Alumni Association.

     [PHOTO]              [PHOTO]            [PHOTO]                [PHOTO]
 Bonnie G. Hill     David N. Kennedy   Richard P. Magnuson      Linda R. Meier

14 California Water Service Group

PROPOSAL NO. 1--ELECTION OF DIRECTORS

Peter C. Nelson (2)
Director since 1996
Age 58

     Mr. Nelson is president and chief executive officer of California Water Service Group and its subsidiaries. Before joining California Water Service Group in 1996, he was vice president, division operations (1994-1995) and region vice president (1989-1994) of Pacific Gas & Electric Company. He is a director of the California Chamber of Commerce and Chair of the Chamber Water Resources Committee, and President of the National Association of Water Companies.


George A. Vera (3,5,7,13)
Director since 1998
Age 62

     Mr. Vera is vice president and chief financial officer of the David and Lucile Packard Foundation. Until 1997, he was an audit partner at Arthur Andersen, LLP.


(1) No nominee has any family relationship with any other nominee or with any executive officer of the Group. "Director since" date refers to the year the nominee first was elected or appointed to the Board of California Water Service Group or California Water Service Company, as appropriate.

(2)      Member of Executive Committee

(3)      Member of Audit Committee

(4)      Member of Compensation Committee

(5)      Member of the Finance Committee

(6)      Member of Nominating/Corporate Governance Committee

(7)      Chair of the Audit Committee

(8)      Chair of the Compensation Committee

(9)      Chair of the Finance Committee

(10)     Chair of the Nominating/Corporate Governance Committee

(11)     Chair of the Executive Committee

(12)     Chair of Board's Executive Sessions

(13)     Independent director

            [PHOTO]                             [PHOTO]
        Peter C. Nelson                      George A. Vera

                                              California Water Service Group  15

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Ownership of Directors and Executive Officers
(Common and Preferred Stock Ownership as of January 1, 2006)(1)

Name                                                               Shares Owned
--------------------------------------------------------------------------------
Douglas M. Brown                                                      2,000
Director
--------------------------------------------------------------------------------
Francis S. Ferraro                                                    1,746 (2)
Executive Officer
--------------------------------------------------------------------------------
Robert W. Foy                                                        37,461 (3)
Director and Executive Officer
--------------------------------------------------------------------------------
Robert R. Guzzetta                                                    9,261 (4)
Executive Officer
--------------------------------------------------------------------------------
Edward D. Harris, Jr., M.D.                                           1,695
Director
--------------------------------------------------------------------------------
Bonnie G. Hill                                                        1,500
Director
--------------------------------------------------------------------------------
David N. Kennedy                                                      1,800
Director
--------------------------------------------------------------------------------
Richard P. Magnuson                                                  18,954
Director
--------------------------------------------------------------------------------
Linda R. Meier                                                        3,000
Director
--------------------------------------------------------------------------------
Richard D. Nye                                                          131
Executive Officer
--------------------------------------------------------------------------------
Peter C. Nelson                                                      48,175 (5)
Director and Executive Officer
--------------------------------------------------------------------------------
George A. Vera                                                        2,040
Director
--------------------------------------------------------------------------------
All directors and executive officers as a group(6)                  151,930
--------------------------------------------------------------------------------

(1) No director or executive officer owns any shares of Series C preferred stock. All directors and executive officers have sole voting and investment power over their shares (or share such powers with their spouses). To the knowledge of the Group, as of January 1, 2006, all directors and executive officers together beneficially owned an aggregate of less than 1% of the Group's outstanding common shares.

(2)      Includes shares held in the Employees Savings Plan. Includes 750 shares
         outstanding   under  options  which  are   currently   exercisable   or
         exercisable within 60 days of January 1, 2006.

(3) Includes shares held in the Employees Savings Plan. Includes 28,000 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2006.

(4) Includes shares held in the Employees Savings Plan. Includes 6,000 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2006.

(5) Includes shares held in the Employees Savings Plan. Includes 42,500 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2006.

(6) Includes shares held in the Employees Savings Plan for the benefit of executive officers. Includes 98,250 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2006.

16 California Water Service Group

OWNERSHIP OF LARGEST PRINCIPAL STOCKHOLDERS

The following table shows the largest principal holders of the Group's voting securities as of January 1, 2006:

Class       Beneficial Owner               Number of Shares    Percent of Class
--------------------------------------------------------------------------------
Common      SJW Corp.(1)                      1,099,952             6.3%
            374 W. Santa Clara Street
            San Jose, CA 95196



(1)      SJW Corp. has sole voting and investment power over these shares.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, requires our directors, certain officers, and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership of our securities. Based solely on its review of the copies of forms furnished to the Group, or written representations that no annual forms (SEC Form 5) were required, the Group believes that during 2005, all SEC Section 16(a) filings of the officers, directors and 10-percent stockholders of the Group complied with requirements for reporting stock ownership.

                                               California Water Service Group 17

EXECUTIVE COMPENSATION

Summary Compensation Table
The following table discloses the compensation of the president and chief executive officer and our four other most highly paid executive officers for the three years ended December 31, 2005.

                                                                                       Long Term
                                                 Annual Compensation                 Compensation
                                                 -------------------                 ------------
                                                            Other Annual          Securities Underlying       All Other
Name and Principal Position          Year      Salary(1)    Compensation          Options/SAR's (#) (12)     Compensation
--------------------------------------------------------------------------------------------------------------------------
Peter C. Nelson                      2005      $621,928       $15,400 (2)                 --                  $9,336 (3)
President and Chief                  2004       561,543        14,300 (2)                                      8,336 (4)
Executive Officer                    2003       514,066        13,750 (2)                                      7,336 (5)
--------------------------------------------------------------------------------------------------------------------------
Robert W. Foy                        2005      $347,441       $15,400 (2)                 --                  $9,336 (3)
Chairman of the Board                2004       330,469        14,300 (2)                                      8,336 (4)
                                     2003       306,552        13,750 (2)                                      7,336 (5)
--------------------------------------------------------------------------------------------------------------------------
Francis S. Ferraro                   2005      $287,900            --                     --                  $8,132 (6)
Vice President, Regulatory           2004       262,110                                                        8,248 (7)
Matters and Corporate Relations      2003       237,355                                                        7,336 (5)
--------------------------------------------------------------------------------------------------------------------------
Richard D, Nye(13)                   2005      $289,180            --                     --                  $9,336 (3)
Vice President, Chief Financial      2004       258,016                                                       $6,836 (8)
Officer and Treasurer                2003       172,757                                                        6,196 (9)
--------------------------------------------------------------------------------------------------------------------------
Robert R. Guzzetta                   2005      $229,854            --                     --                  $8,967(10)
Vice President, Operations           2004       216,809                                                        8,336 (4)
                                     2003       197,307                                                        6,336(11)
--------------------------------------------------------------------------------------------------------------------------

FOOTNOTES TO SUMMARY COMPENSATION TABLE

(1) Includes salary, amounts deferred under the Employees Savings Plan and compensation associated with the non-business use of a company automobile. The value of automobile use amounted to $7,090, $17,045, $10,772, $9,388 and $5,416 for Messrs. Nelson, Foy, Ferraro, Nye and Guzzetta, respectively.

(2)      Director meeting fees.

(3) Includes Employees Savings Plan contributions of $9,000 and annual life insurance premiums of $336.

(4) Includes Employees Savings Plan contributions of $8,000 and annual life insurance premiums of $336.

(5) Includes Employees Savings Plan contributions of $7,000 and annual life insurance premiums of $336.

(6) Includes Employees Savings Plan contributions of $7,796 and annual life insurance premiums of $336.

(7) Includes Employees Savings Plan contributions of $7,912 and annual life insurance premiums of $336.

(8) Includes Employees Savings Plan contributions of $6,500 and annual life insurance premiums of $336.

(9) Includes Employees Savings Plan contributions of $6,000 and annual life insurance premiums of $196.

(10) Includes Employees Savings Plan contributions of $8,631 and annual life insurance premiums of $336.

(11) Includes Employees Savings Plan contributions of $6,000 and annual life insurance premiums of $336.

(12)     Options grants were not awarded for 2003, 2004, and 2005.

(13)     Mr. Nye left the Group effective October 27, 2005.


SEVERANCE AGREEMENTS In 1998, we entered into executive severance plan agreements with all officers. These agreements provide officers with severance payments of approximately three times their annual salary if the Group merges with another company or effects another transaction by which another company acquires control and as a result, within 24 months, these officers lose their executive positions. This severance amount would be paid in three equal annual payments, beginning the month following termination.

18 California Water Service Group

SEPARATION AGREEMENT Richard D. Nye, former Chief Financial Officer of the Company, submitted his resignation from the Company effective October 27, 2005. Mr. Nye's Separation Agreement and Release dated as of December 15, 2005, provides, among other terms, as follows:

o payment to Mr. Nye, previously made on October 28, 2005, of final salary through October 27, 2005, plus six weeks unused vacation, and one week salary as termination wages;

o payment in the amount of $137,500 minus applicable tax withholding, equivalent to six months' salary, payable upon Mr. Nye's request made by March 31, 2006;

o continuing entitlement to any benefits accrued as of October 27, 2005, under the Company's pension plan, supplemental executive retirement plan, and deferred compensation plan. Mr. Nye was hired on March 1, 2003, and as such, has not vested in the pension or supplemental executive retirement plan under the vesting terms of the respective plans. Benefits accrued Mr. Nye under the deferred compensation plan were solely contributed to the plan by Mr. Nye;

o payment of Mr. Nye's current medical insurance premiums for 12 months in the aggregate amount of $6,795, less tax withholding;

o allowing Mr. Nye to purchase a Company-owned, 2003 Toyota Avalon automobile, at a price of $17,000, which was more than trade-in value; and

o the agreement also contains a release of any liability of the Company to Mr. Nye.


OPTION/SAR GRANTS IN 2005 Option grants were not awarded for 2005.

AGGREGATED OPTION/SAR EXERCISES IN 2005 AND 2005 FISCAL YEAR-END OPTION/SAR VALUES The following table shows 2005 fiscal year-end number and value of unexercised options held by the president and chief executive officer and our four other most highly paid executive officers. There were 4,500 options exercised by such persons during 2005.

                                                                Number of Securities          Value of Unexercised
                                Shares                         Underlying Unexercised             In-the-Money
                              Acquired on         Value        Options/SARs at FY-End      Options/SARs at FY-End ($)
Name                            Exercise         Realized     Exercisable/Unexercisable     Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------
Peter C. Nelson
President and Chief                                                 38,750/3,750                $521,131/$49,050
Executive Officer
----------------------------------------------------------------------------------------------------------------------
Robert W. Foy                                                       25,500/2,500                $342,365/$32,700
Chairman of the Board
----------------------------------------------------------------------------------------------------------------------
Francis S. Ferraro               1,500            $21,702                0/750                         $0/$9,810
Vice President, Regulatory
Matters and
Corporate Relations
----------------------------------------------------------------------------------------------------------------------
Richard D. Nye                                                           0/0                               $0/$0
Vice President, Chief
Financial Officer and
Treasurer
----------------------------------------------------------------------------------------------------------------------
Robert R. Guzzetta                3,000            56,031            5,250/750                    $66,307/$9,810
Vice President, Operations
----------------------------------------------------------------------------------------------------------------------

                                               California Water Service Group 19

EQUITY COMPENSATION PLAN INFORMATION The following table sets forth information about the number of options previously granted and outstanding and the number available for future grants. The number of securities issuable upon exercise reflects options outstanding under the former Long-Term Incentive Plan. That plan was replaced by the Group's Equity Incentive Plan, which was approved by the stockholders at their Annual Meeting held on April 27, 2005. The number of securities remaining available for future issuance reflects shares available for grant under the Equity Incentive Plan as of December 31, 2005, the end of the Group's last fiscal year.

                                                                                                                    (c)
                                                     (a)                        (b)      Number of securities remaining
                              Number of securities to be           Weighted-average       available for future issuance
                                 issued upon exercise of          exercise price of           under equity compensation
                                    outstanding options,       outstanding options,          plans (excluding securitie
        Plan category                warrants and rights        warrants and rights            reflected in column (a))
------------------------------------------------------------------------------------------------------------------------
Equity compensation plans                    98,000                   $ 24.95                      1,000,000
 approved by stockholders
------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not                 None                      None                         None
approved by stockholders
------------------------------------------------------------------------------------------------------------------------
Total                                        98,000                   $ 24.95                      1,000,000 (1)
------------------------------------------------------------------------------------------------------------------------

(1) On January 4, 2006, the Group granted stock appreciation rights (37,500 shares) and restricted stock (9,142 shares) under the Equity Incentive Plan, which reduces the number of shares available for future grant to 953,358 shares.


PENSION PLANS The table1 that follows shows the estimated annual benefits the Group must pay upon retirement to executive officers under the Group's Pension Plan and Supplemental Executive Retirement Plan ("SERP"). The SERP is designed to provide executive officers a pension benefit which when combined with the regular pension plan benefit would equal the pension benefit that would be provided if the regular Pension Plan's benefit were unaffected by the federal tax law restrictions on retirement plan benefits. The years of service required to earn maximum benefit under the SERP is 15 years.

     Three Highest Consecutive
   Years Average Compensation(2)    5 Years     10 Years      15 Years
   -----------------------------    -------     --------      --------
          $ 200,000                $  40,000   $  80,000     $ 120,000
            250,000                   50,000     100,000       150,000
            300,000                   60,000     120,000       180,000
            350,000                   70,000     140,000       210,000
            400,000                   80,000     160,000       240,000
            450,000                   90,000     180,000       270,000
            500,000                  100,000     200,000       300,000
            550,000                  110,000     220,000       330,000
            600,000                  120,000     240,000       360,000
            700,000                  140,000     280,000       420,000
            750,000                  150,000     300,000       450,000


(1) The pension table above shows estimated annual retirement benefits, payable as a straight life annuity, assuming retirement at age 60, using the normal form of benefits under the above plans. The benefits are not subject to any deductions for Social Security or other offset amounts.

(2) Compensation includes salary as set forth in the Summary Compensation Table. The number of years of credited service at January 1, 2006, for officers named in the Compensation Table is as follows: Mr. Nelson, 25; Mr. Foy, 25; Mr. Ferraro, 16; Mr. Nye, 2; and Mr. Guzzetta, 28. Because Mr. Nye had not vested in the Group's Pension Plan and SERP at the time he left the Group, he is not entitled to benefits under either of these two plans.

20 California Water Service Group

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

What is this report?

The Securities and Exchange Commission requires that public companies disclose the policies that the Group uses to establish executive officer compensation. This report explains the criteria that the Group used to determine the compensation of all of its officers in 2005.

What are the Compensation Committee's responsibilities?

The Committee is responsible for establishing and implementing policies and programs to compensate Group executives and Directors. Each November, the Committee reviews and recommends compensation levels for all executive officers for the 12-month period beginning January 1. The Committee then submits its recommendations to the entire Board. In 2005, the Board adopted the Committee's recommendations without modification. During 2005, the Committee met twice.

What is our compensation philosophy?

The primary objectives of our executive compensation program are:

     1)   To attract, retain, and motivate talented and experienced executives;

     2) To reward excellent job performance and contributions to the Group's future success;

     3)   To provide fair and reasonable compensation.

The Compensation Committee believes that compensating executives by use of these criteria leads to excellent executive performance, which benefits stockholders and ratepayers alike. When making its recommendations, the Committee takes into account that the California Public Utilities Commission ("CPUC") reviews the compensation decisions of the Group's officers for reasonableness. Furthermore, as a regulated utility, the Group's financial performance is to a large extent dependent upon CPUC ratemaking decisions and other factors beyond management's control, such as weather. Therefore, the Committee's decisions are determined largely by its evaluation of factors that are within management's control.

Who serves on the Compensation Committee?

The Compensation Committee is composed of Dr. Harris (Committee Chair), Ms. Hill, Mr. Kennedy, Mr. Magnuson and Ms. Meier. All members of the Compensation Committee meet the independence standard adopted by the Board and the New York Stock Exchange standard for independence.

How is executive compensation determined?

When examining the annual compensation of individual executives, the Committee considers the officer's duties, performance and contribution to the Group's current and future success. The Committee also considers the officer's experience, tenure, value to the Group, prior salary adjustments and the inflation rate.

     In order to set salaries for the Group's officers at competitive and reasonable levels, the Committee annually reviews the compensation of officers of other major water companies. The Committee factors into its analysis the Group's comparatively low number of officers and its limited methods of compensation.

     Mr. Nelson's Compensation. In November 2004, the Committee reviewed the compensation for Peter C. Nelson, president and chief executive officer. The Committee set Mr. Nelson's 2005 compensation using the same factors that it used to set the compensation of the other Group executives.

                                               California Water Service Group 21

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

Does the Group have a Long-Term Incentive Plan?

Yes. Stockholders of the Group approved an Equity Incentive Plan at the April 27, 2005 Annual Meeting. This plan replaced the former Long-Term Incentive Plan which was approved by the stockholders at the April 19, 2000, meeting. The plan allows the Group to offer competitive compensation to assist in recruiting and retaining top-performing individuals. The plan also aligns the interests of stockholders and participants. Finally, the plan provides the potential to link benefits to the Group's achievement of stockholder, customer and other performance goals, giving participants an incentive to achieve these goals.

Who determines the amount and type of award granted?

The Equity Incentive Plan is administered by the Board of Directors of the Group. The Board has the power to construe and interpret the plan and, subject to the provisions of the plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of the award may be exercised, the exercise price, the type of consideration, and other terms of the award.

The Board of Directors is authorized to delegate administration of the Equity Incentive Plan to a committee composed of one or more of its members. The Board of Directors also is authorized to delegate to one or more officers of the Group the authority to designate employees of the Group or its affiliates to whom stock awards will be granted (other than themselves), and to determine the number of shares to be subject to that award. The Board of Directors has delegated administration of the Equity Incentive Plan to the Compensation Committee of the Board of Directors. As used in this proxy statement with respect to the Equity Incentive Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

In addition, the Equity Incentive Plan provides that, in the Board's discretion, directors who grant options to employees covered under Section 162(m) of the Internal Revenue Code ("Section 162(m)") generally will be "outside directors" as defined in Section 162(m). See "How have we responded to the IRS limits on deductibility of compensation?" below for a discussion of the application of
Section 162(m).

The Equity Incentive Plan provides for the following types of awards: incentive stock options, nonqualified (or "nonstatutory") stock options, stock appreciation rights, restricted stock awards, restricted stock units, and other stock awards.

Were awards made under the Equity Incentive Plan for 2005?

No. Awards were not made for 2005.

Does the Group have an Executive Severance Plan?

Yes. Effective December 16, 1998, the Board of Directors adopted an Executive Severance Plan for the benefit of the officers of Group and its subsidiaries. The Board adopted the plan, in the event of a change in control, to provide effective leadership during a transition period. Prior to a change in control, the plan also would facilitate a transaction that is in the best interests of the Group and its stockholders, and provide some measure of security to management in the event their employment is terminated following a change in control.

22 California Water Service Group

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

How have we responded to the IRS limits on deductibility of compensation?

The  Committee  has  reviewed  the Group's  compensation  structure  in light of
Section 162(m) of the Internal Revenue Code, which limits the amount of compensation that the Group may deduct in determining its taxable income for any year to $1,000,000 for any of its five most highly compensated executive officers. In 2005, no executive officer's compensation exceeded the limitation set by Section 162(m).

Compensation Committee:
Edward D. Harris, Jr., M.D., Committee Chair
Bonnie G. Hill
David N. Kennedy
Richard P. Magnuson
Linda R. Meier

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was an officer or employee of the Group or any of its subsidiaries during 2005. None of the executive officers of the Group has served on the Board of Directors or on the Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Group.

                                               California Water Service Group 23

AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Group's financial reporting process on behalf of the Board of Directors. The Committee's purpose and responsibilities are set forth in the Audit Committee Charter. The current charter is printed in Appendix A of this Proxy Statement. The Committee consists of four members, each of whom meets the New York Stock Exchange standards for independence and the Sarbanes-Oxley Act independence standards for audit committee membership, and has at least one member meeting the requirements of a financial expert. During 2005, the Committee met six times.

     The Group's management has primary responsibility for preparing the Group's financial statements and the overall reporting process, including the Group's system of internal controls. KPMG LLP, the Group's independent registered public accounting firm, audited the financial statements prepared by the Group and expressed their opinion that the financial statements present fairly the Group's financial position, results of operations and cash flows in conformity with generally accepted accounting principles. KPMG LLP also audited management's assessment that the Group maintained effective internal control over financial reporting as of December 31, 2005, and expressed their opinion that management's assessment is fairly stated, in all material respects, and that the Group maintained, in all material respects, effective internal control over financial reporting as of December 31, 2005.

     In connection with the December 31, 2005, financial  statements,  the Audit
Committee:

     (1)  reviewed  and  discussed  the  audited   financial   statements   with
          management and the independent registered public accounting firm;

     (2)  discussed with the independent  registered  public accounting firm the
          matters   required  by  Statement  on  Auditing   Standards   No.  61,
          "Communication with Audit Committees;"

     (3) received from KPMG LLP and discussed with the auditor written disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees;" the Committee also discussed with KPMG LLP the firm's independence, and considered whether the firm's provision of non-audit services and the fees and costs billed for those services are compatible with KPMG LLP's independence; and

     (4) met privately with the Group's independent registered public accounting firm and internal auditors, each of whom has unrestricted access to the Audit Committee, without management present, and discussed their evaluations of the Group's internal controls and overall quality of the Group's financial reporting and accounting principles used in preparation of financial statements. The Committee also met privately with the Group's Chairman and the President and Chief Executive Officer, the Chief Financial Officer and the Controller to discuss the same issues.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
George A. Vera, Committee Chair
Douglas M. Brown
Richard P. Magnuson
Linda R. Meier

24 California Water Service Group

Relationship with the independent registered public accounting firm

The Audit Committee has selected KPMG LLP to serve as the Group's independent registered public accounting firm for the year ending December 31, 2006. The Committee's selection of KPMG LLP as independent registered public accounting firm is submitted for ratification by vote of the stockholders at their Annual Meeting.

---------------------------- ------------------------- -------------------------
Category of Services             Fiscal Year 2004          Fiscal Year 2005
---------------------------- ------------------------- -------------------------
Audit Fees (1)                       $766,000                   $645,500
---------------------------- ------------------------- -------------------------
Audit-Related Fees (2)                 50,000                          0
---------------------------- ------------------------- -------------------------
Tax Fees (3)                                0                          0
---------------------------- ------------------------- -------------------------
Subtotal                             $816,000                   $645,500
---------------------------- ------------------------- -------------------------
All Other Fees (4)                         $0                         $0
---------------------------- ------------------------- -------------------------

(1) The audit services included audits of California Water Service Group and California Water Service Company annual financial statements for the year ended December 31, 2004 and 2005, and quarterly reviews of the Group's interim financial statements. Included for the year ended December 31, 2005, are fees related to the audit of management's assessment of internal control over financial reporting and an audit of the effectiveness of internal control over financial reporting.

(2) Services include assurance and related services by the auditor that are reasonably related to the performance of the audit or review of the Group's financial statements and are not reported under "Audit Fees."

(3)  Services include tax compliance, tax advice, and tax planning.

(4) Services include other services (and products) provided by the independent registered public accounting firm, other than the services reported above in this table.

Fees reported in the above table relate to that fiscal year and were incurred either during the fiscal year or in the quarter following the fiscal year end.

All non-audit services provided by the independent registered public accounting firm are subject to preapproval by the Audit Committee, as described in the Audit Committee Charter, Appendix A of this proxy statement.

                                               California Water Service Group 25

Performance Graph

The graph below shows a five-year comparison of cumulative total returns for the Group, the S&P 500 Utilities Index, and the AG Edwards Water Utility Average of 11 companies.



                                [LINE CHART OMMITTED]





                                  2000   2001    2002    2003    2004     2005
California Water Service Group     100    100      96     116     165      174
S&P 500 Utilities Index            100     68      45      55      66       74
AG Edwards Water Utility Index     100    125     124     151     162      188


Past stock performance is not necessarily indicative of future performance. Data provided courtesy of AG Edwards, Inc.

26 California Water Service Group

PROPOSAL NO. 2--RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006

Stockholders will vote on the ratification of the selection of KPMG LLP, certified public accountants, to audit the Group's books, records and accounts for the year ending December 31, 2006. Following the recommendation of the Audit Committee, the Board recommends a vote FOR the adoption of this proposal.
Representatives of KPMG LLP will be present at the meeting to answer questions and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee will reconsider the selection of the independent registered public accounting firm.

Vote Required

In order for the ratification of the selection of the independent registered public accounting firm to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

The Board urges you to vote FOR this proposal.

                                               California Water Service Group 27

CERTAIN TRANSACTIONS

Cal Water provides laboratory services to a subsidiary of SJW Corp., which has ownership of over 6% of the common stock outstanding. The rates charged are comparable to rates charged to other third parties. The revenue for 2005 was approximately $0.1 million. The revenue and income from these activities are not significant to our business.

OTHER MATTERS

Adjournment. Notice of adjournment need not be given if the date, time and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 30 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned Annual Meetings, any business may be transacted which might have been transacted at the original Annual Meeting.

Cost of proxy solicitation. The Group will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. postal service and also may be made by telephone, or personally, by directors, officers and regular employees of the Group, who will receive no extra compensation for such services. Morrow & Co. was hired to assist in the distribution of proxy materials and solicitation of votes for $9,000, plus out-of-pocket expenses. The Group will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Other matters. The Board is not aware of any matters to come before the Annual Meeting other than the proposals for the election of directors and the ratification of the selection of the independent registered public accounting firm. If any other matters should be brought before the meeting or any adjournment thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion unless otherwise provided in the proxies. The
Report of the Compensation Committee, the Report of the Audit Committee, the Performance Graph, the Audit Committee Charter contained in Appendix A to this proxy statement and the statement of independence of Audit Committee members referred to under "Board Structure-Committees: Audit" are not to be considered as incorporated by reference into any other filings which the Group makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

Code of ethics. The Group has adopted a written code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller. The Group has also adopted codes of ethics for its employees and directors. The codes are posted on the Group's website at http://www.calwatergroup.com. The codes are also available in written form upon request to Dan L. Stockton, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.

28 California Water Service Group

Appendix A
California Water Service Group
Audit Committee Charter
(As adopted by the Board of Directors February 22, 2006)


I.  Purpose

The purpose of the Audit Committee of the Board of Directors is to assist the Board in oversight of the quality and integrity of the Company's financial statements and the Company's compliance with legal, regulatory and reporting requirements. The Committee is solely responsible for the selection, qualifications and compensation of the Company's Independent Registered Public Accounting Firm (IRPAF), including oversight and evaluation of Company's IRPAF and internal audit function.

II.  Committee Membership

The Audit Committee shall be comprised of three or more directors appointed annually by the Board of Directors. Each Committee member shall satisfy the independence, financial literacy and experience requirements of the Securities and Exchange Commission ("SEC"), the New York Stock Exchange and other regulatory bodies. The Board of Directors shall determine that each member is free of any relationship with the Company which, in the opinion of the Board of Directors, may interfere with the exercise of independent judgement. At least one member of the Committee shall have accounting or financial management expertise, as required by the rules and regulations of the Exchange.

III.  Meetings

The Audit Committee shall meet as often as necessary to fulfill its responsibilities, but not less than quarterly. At least quarterly, the Committee shall hold separate, private meetings with the Company's Chief Financial Officer and Controller, and the Company's IRPAF. At least twice each year, the Committee shall meet with representatives of the internal audit firm. Each such person shall have free and direct access to the Committee and any of its members.

     The Committee shall meet only if a quorum is present. The presence of a majority of the members will constitute a quorum.

     The Committee shall maintain a one-year schedule of future meeting dates including a preliminary agenda for each meeting. Final meeting agendas shall be drafted by the Committee Chair in consultation with the Chief Financial Officer, the IRPAF and the internal auditor.

     Following each Committee meeting, the Chair shall report to the Board of Directors the Committee's activities, concerns, conclusions and recommendations, reviewing with the Board the broad scope of issues that may come before the Committee including the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's IRPAF, and performance of the internal audit function.

IV. Authority of Committee

In discharging its oversight role and responsibilities, the Committee is empowered to investigate any matter brought to its attention or assigned by the Board of Directors. The Committee may require Company personnel to assist in any such investigations, and it is empowered to engage and retain outside legal counsel and other experts to assist in such investigations or other matters as it deems necessary.

V.  Responsibilities of the Audit Committee

The Company's management is responsible for preparing the Company's financial statements and the IRPAF is responsible for auditing those financial statements. In fulfilling these responsibilities, the IRPAF is ultimately accountable to the Audit Committee, and management is ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee provides an oversight function. This Charter should not be construed to imply that the Audit Committee is required to provide or does provide any assurance or certification as to the Company's financial statements or as to its compliance with laws, rules or regulations. In order to fulfill its oversight responsibility, the Audit Committee must be capable of conducting free and open discussions with management, internal audit, and the IRPAF, employees and others regarding the quality of the financial statements and the system of internal controls.

                                               California Water Service Group 29

To fulfill its responsibilities, the Audit Committee shall:

With Respect to the Independent Registered Public Accounting Firm:

     1.   Be  directly   responsible  for  the  appointment,   compensation  and
          oversight of the IRPAF, subject to stockholder ratification.

     2. Review and evaluate the IRPAF's performance. The evaluation should include a performance review of the IRPAF's lead partner. In making its evaluation, the Committee should take into account the opinions of management.

     3.   Ensure the IRPAF independence by:

          (i) requiring that the IRPAF submit annually to the Audit Committee a formal written statement delineating all relationships between the IRPAF and the Company;

          (ii) actively engaging in a dialogue with the IRPAF with respect to all relationships or services that may impact their objectivity and independence, including the matters required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees;" and

          (iii) setting clear policies defining the circumstances under which the Company is permitted to hire former employees of the IRPAF.

     4. Review and approve in advance any non-audit services and related fees proposed to be undertaken by the IRPAF on behalf of the Company;

     5. Annually review the IRPAF's proposed scope and audit plan, and discuss staffing and timing of the audit and related matters.

     6. Review, at least annually, the IRPAF's report on their internal quality controls and any material issues and the steps taken and to be taken to deal with issues raised by the IRPAF's internal quality review, peer review, or inquiry by governmental or professional organizations, at any time within the past five years.

     7. Obtain from management, review and approve a description of issues and responses whenever a second opinion is proposed to be sought by management from another outside accounting firm.

     8. Require the IRPAF to rotate the lead audit partner assigned to the Company's audit and the second partner responsible for reviewing the audit at least every five years.

     9. Periodically review rotating the IRPAF to be selected as the Company's IRPAF. The audit committee should present its conclusions with respect to the IRPAF to the Board of Directors.

With Respect to Financial Statements:

     10. Review accounting principles and financial statement presentations, including:

          (i)  any  changes  in  the  Company's   selection  or  application  of
               significant accounting principles;

          (ii) any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted by the IRPAF in light of material control deficiencies;

          (iii) analyses prepared by management and/or the IRPAF setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative Generally
               Accepted Accounting Principles ("GAAP") on the financial statements; and

          (iv) the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the Company's financial statements for compliance with applicable accounting and disclosure rules.

30 California Water Service Group

     11.  Review with the Company's IRPAF:

          (i)  all critical accounting policies and practices to be used;

          (ii) all alternative treatments of financial information within GAAP that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the IRPAF; and

          (iii) other material written communications between the IRPAF and Company's management, such as any management letter or schedule of unadjusted accounting differences.

     12. Inquire of the IRPAF at a post-audit, pre-issuance review of the Company's annual financial statements, the IRPAF's opinion thereon, and any problems, difficulties or disagreements with management encountered by the IRPAF during the course of the audit, and management's response, including reviewing with the IRPAF:

          (i) any restrictions on the scope of the IRPAF's activities or access to requested information;

          (ii) any accounting adjustments, whether material or not, that were noted or proposed by the IRPAF but were not recorded by the Company and assess the reason the adjustments were not recorded;

          (iii) any communications between the IRPAF and the IRPAF's national office respecting auditing or accounting issues presented by the engagement; and

          (iv) any "management" or "internal control" letter issued, or proposed to be issued, by the IRPAF to the Company.

     13. Discuss with the Company's financial management and with the IRPAF the quarterly and annual financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to any public release or announcement or submission to a regulatory agency.

     14. Review with management each Form 10-K and 10-Q report required to be submitted to the SEC, its disclosures to the Committee under Section 302 of the Sarbanes-Oxley Act ("Act") and the contents of the Chief Executive Officer and the Chief Financial Officer certifications required to be filed under Section 302 and 906 of the Act. Each quarter, review with management the status of significant deficiencies or material weaknesses as reported under Section 404 of the Act. Annually, review management's and the IRPAF's report on internal controls as required under Section 404 of the Act and discuss relevant issues as appropriate.

     15. Discuss with the IRPAF the matters required to be discussed by relevant auditing standards, including the quality, and not just the acceptability, of the accounting principles and underlying estimates used in the preparation of the financial statements.

     16. Recommend to the Board of Directors that the financial statements be included in the Company's annual report to the SEC on Form 10-K, if the Committee finds the financial statements acceptable; such recommendation shall be reported in the Audit Committee report included in the proxy statement.

     17. Review and discuss quarterly earnings releases with the Company's financial management and the IRPAF prior to issuance.

     18. Review the Company's policy for financial information and earnings guidance provided to analysts and rating agencies. Review, prior to publication or filing of other Company financial information, such as news releases, required regulatory filings and guidance provided to financial analysts, that include financial information, as the Committee deems desirable.

                                               California Water Service Group 31

With Respect to Internal Auditing and Internal Controls:

     19. Appoint, in consultation with management, the Company's internal audit firm that shall report to and be responsible to the Committee.

     20. Review and approve the annual internal audit plan including internal audit firm compensation.

     21. Annually review the quality of internal accounting and financial control, internal auditor reports and opinions and any recommendations the auditor may have for improving or changing the Company's internal controls, as well as management's response to the internal auditor's recommendations.

     22. Discuss policies with respect to the Company's risk assessment and risk management, and review the Company's major financial risk exposures and the steps management has taken and proposes to take to monitor and control such exposures.

VI. Annual Performance Evaluation and Other Matters

     23. The Committee shall conduct an annual performance evaluation that considers matters related to its responsibilities in dealing with the IRPAF, financial statements, internal audit function and internal control.

     24. This Charter will be reviewed at least annually with revisions the Committee determines as necessary proposed to the Board of Directors.

     25. The Committee will prepare a report to the stockholders for inclusion in each proxy statement, as required by SEC regulations. The Audit Committee Charter will be published each year, as required, in the proxy statement and be available through the Company's website. The report will include the name(s) of the Committee members who qualify as financial experts as defined by the SEC.

     26. Annually the Committee will review and approve the Company's code of business conduct and ethics for directors and executive officers, including the code of conduct for the CEO and financial executives. The Committee will approve any waivers in the codes and ascertain that changes and waivers are disclosed in a Form 8-K filing with the SEC.

     27. The Committee will maintain procedures whereby an employee may submit, on a confidential and anonymous basis, complaints regarding questionable accounting, internal accounting controls, or auditing matters. There shall also be procedures for the Committee, at its Chair's direction, to investigate these matters.

     28. Annually, the Committee will review the pension plan investment objectives and changes to pension plan assumptions. The Committee shall report its finding to the Board of Directors.

32 California Water Service Group

[GRAPHIC OF MAP SHOWING COMPANY'S STREET LOCATION OMITTED]



California Water Service Group
California Water Service Company,
Hawaii Water Service Company,
New Mexico Water Service Company,
Washington Water Service Company and CWS Utility Services
1720 North First Street
San Jose, CA 95112-4598
(408) 367-8200

California Water Service Group
1720 North First Street
San Jose, California 95112-4598
408.367.8200
www.calwatergroup.com





[GRAPHIC OF LOGOS OF COMPANY AND ITS SUBIDIARIES OMITTED]

                       ANNUAL MEETING OF STOCKHOLDERS OF


                         CALIFORNIA WATER SERVICE GROUP

                                 April 26, 2006


                           Please date, sign and mail
                             your proxy card in the
                           envelope provided, or vote
                          by Telephone or Internet, as
                                soon as possible.


     Please detach along perforated line and mail in the envelope provided.



--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  ELECTION OF DIRECTORS  AND
                               "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1.    ELECTION OF DIRECTORS

                                    NOMINEES:
                                    (  ) Douglas M. Brown
[ ] FOR ALL NOMINEES                (  ) Robert W. Foy
                                    (  ) Edward D. Harris, Jr. M.D.,
                                    (  ) Bonnie G. Hill
[ ] WITHHOLD AUTHORITY              (  ) David N. Kennedy
    FOR ALL NOMINEES                (  ) Richard P. Magnuson
                                    (  ) Linda R. Meier
                                    (  ) Peter C. Nelson
[ ] FOR ALL EXCEPT                  (  ) George A. Vera
   (See instruction below)

INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee whom you wish to withold voting for, (as shown here: ( X )

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
To change  the  address  on your  account,  please
check  the box at  right  and  indicate  your  new
address in the address  space  above.  Please note
that  changes  to the  registered  name(s)  on the
account may not be submitted via this method.                      [ ]
--------------------------------------------------------------------------------


2.    PROPOSAL  TO  RATIFY  THE  APPOINTMENT  OF KPMG  LLP   as the  independent
      registered public accounting firm of the Group for 2006.

                        FOR     AGAINST         ABSTAIN
                        |_|       |_|             |_|

If not otherwise directed, this proxy will be voted FOR the election of directors and FOR ratification of the appointment of KPMG LLP as independent registered public accounting firm for 2006 and in the discretion of the proxy holders on any other matters properly raised at the meeting. The Company knows of no other matter to be raised at the meeting other than as set forth in the Company's proxy statement.


Please date, sign and return promptly.



Signature of Stockholder   _______________________    Date:  ___________________

Signature of Stockholder   _______________________    Date:  ___________________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                         CALIFORNIA WATER SERVICE GROUP

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     PETER C. NELSON and DAN L. STOCKTON, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock and preferred stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held at 1720 N. First Street, San Jose, California on Wednesday, April 26, 2006 at 9:30 a.m., or at any adjournment thereof. By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the notice of meeting and proxy statement relating to this meeting and of the Group's Annual Report to Stockholders for 2005. Unless otherwise specified below this proxy authorizes the proxies to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed on the reverse side as the proxies determine in their discretion. To specify a different method of cumulative voting, write "cumulate for" and the number of shares and the name(s) of the nominee(s) in the space provided below.


--------------------------------------------------------------------------------
Please date, sign, and mail as soon as possible in the enclosed envelope.


                (Continued and to be signed on the reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF


                         CALIFORNIA WATER SERVICE GROUP

                                 April 26, 2006


                           PROXY VOTING INSTRUCTIONS


MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                      - or -               _____________________________________
                                          |                  |
TELEPHONE - Call toll-free 1-800-PROXIES  |                  |
(1-800-776-9437)   from  any  touch-tone  |   COMPANY NUMBER |
telephone  and follow the  instructions.  |__________________|__________________
Have your proxy card  available when you  |                  |
call.                                     |                  |
                                          |  ACCOUNT NUMBER  |
                      - or -              |__________________|__________________
                                          |                  |
INTERNET  -  Access  "www.voteproxy.com"  |                  |
and follow the  on-screen  instructions.  |                  |
Have your proxy card  available when you  |__________________|__________________
access the web page.


--------------------------------------------------------------------------------
You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date. We have been advised by counsel that these telephone and Internet voting procedures comply with Delaware law.
--------------------------------------------------------------------------------

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  ELECTION OF DIRECTORS  AND
"FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1.    ELECTION OF DIRECTORS:     You cannot  cumulate your  votes when voting by
                                 Internet or telephone. In order to cumulate your votes, you must return this proxy card by mail in the enclosed envelope.

                                    NOMINEES:
                                    (  ) Douglas M. Brown
[ ] FOR ALL NOMINEES                (  ) Robert W. Foy
                                    (  ) Edward D. Harris, Jr. M.D.,
                                    (  ) Bonnie G. Hill
[ ] WITHHOLD AUTHORITY              (  ) David N. Kennedy
    FOR ALL NOMINEES                (  ) Richard P. Magnuson
                                    (  ) Linda R. Meier
                                    (  ) Peter C. Nelson
[ ] FOR ALL EXCEPT                  (  ) George A. Vera
   (See instruction below)

INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee whom you wish to withold voting for, (as shown here: ( X )

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
To change  the  address  on your  account,  please
check  the box at  right  and  indicate  your  new
address in the address  space  above.  Please note
that  changes  to the  registered  name(s)  on the
account may not be submitted via this method.                      [ ]
--------------------------------------------------------------------------------


2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP as the independent registered public accounting firm of the Group for 2006.

                        FOR     AGAINST         ABSTAIN
                        |_|       |_|             |_|

If not otherwise directed, this proxy will be voted FOR the election of directors and FOR ratification of the appointment of KPMG LLP as independent registered public accounting firm for 2006 and in the discretion of the proxy holders on any other matters properly raised at the meeting. The Company knows of no other matter to be raised at the meeting other than as set forth in the Company's proxy statement.


Please date, sign and return promptly.



Signature of Stockholder   _______________________    Date:  ___________________

Signature of Stockholder   _______________________    Date:  ___________________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.